UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021 (October 29, 2021)

QUOTIENT LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-36415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B1, Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-41-22-716-9800

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Ordinary Shares, nil par value	QTNT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 29, 2021, the annual general meeting of shareholders (the “Annual Meeting”) of the Company was held at which 79,040,258 of the Company’s ordinary shares were represented in person or by proxy, representing approximately 77.80 % of the Company’s issued and outstanding ordinary shares entitled to vote. At the Annual Meeting, resolutions were passed for (i) the re-election of eight directors of the Company, (ii) the approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers, as described in the “Compensation Discussion and Analysis” section of the Proxy Statement, and the related compensation tables, notes and narrative discussion, and (iii) the re-appointment of Ernst & Young LLP as auditors to hold office from the conclusion of the Annual Meeting until the next annual general meeting of shareholders to be held in 2022, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for purposes of the United States Securities law reporting for the fiscal year ending March 31, 2022, and the authorization of the directors to determine the fees to be paid to the auditors. These matters are described in more detail in the Proxy Statement.

The votes cast in respect of each resolution were as follows:

To re-elect eight members to the Board of Directors
Director Nominees	Votes For		Votes Withheld	Broker Non-Votes
Manuel O. Méndez Muñiz	73,895,670		99,789	5,044,799
Isabelle Buckle	73,489,888		505,571	5,044,799
Frederick Hallsworth	66,632,642		7,362,817	5,044,799
Catherine Larue	73,438,408		557,051	5,044,799
Brian McDonough	66,544,642		7,450,817	5,044,799
Heino von Prondzynski	73,636,471		358,988	5,044,799
Zubeen Shroff	66,451,100		7,544,359	5,044,799
John Wilkerson	66,634,252		7,361,207	5,044,799

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Non-binding, advisory vote to approve the compensation paid to the Company’s named executive officers, as described in the “Compensation Discussion and Analysis” section of the Company’s proxy statement and the related compensation tables, notes and narrative discussion	71,873,743	1,501,863	619,853	5,044,799

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
To re-appoint Ernst & Young LLP as auditors to hold office from the conclusion of the Annual Meeting until the next annual general meeting of shareholders to be held in 2022, to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for purposes of the United States Securities law reporting for the fiscal year ending March 31, 2022, and to authorize the directors to determine the fees to be paid to the auditors	78,968,133	54,070	18,055	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOTIENT LIMITED

By:	/s/ Manuel O. Méndez
Name: Manuel O. Méndez
Title: Chief Executive Officer

Date: November 2, 2021